UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant [  ]
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[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-12
ASPIRATION FUNDS

(Name of Registrant as Specified In Its Charter)

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Aspiration Funds
Aspiration Redwood Fund
4551 Glencoe Avenue
Marina Del Rey, CA 90292
(800) 683-8529
November 23, 2021
Dear Shareholder:
Please find enclosed proxy information for a Special Meeting of Shareholders of Aspiration Redwood Fund (the “Fund”) of Aspiration Funds (the “Trust”) to be held on December 17, 2021 at 2:00 p.m. Pacific Time (the “Meeting”), at the offices of the Fund located at 4551 Glencoe Avenue, Marina Del Rey, CA 90292.
The Meeting is being held to act on the following:
1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
2.	To transact such other business as may properly come before the Meeting.
Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail, or by participating at the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.
Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the proposal carefully before voting. Please vote at your earliest convenience even if you plan to participate at the Meeting. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the proposal to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.
Instructions explaining how to vote are provided on the notice for the Meeting, the email sent to you requesting your vote and the Proxy Card.
If you have any questions after reviewing the proxy materials, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 844-343-2643.

Thank you for your attention to these important matters and for your continuing support of Aspiration Redwood Fund.

Sincerely,
/s/ Andrei Cherny
Andrei Cherny President Aspiration Funds

Aspiration Funds
Aspiration Redwood Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the Fund:
Notice is hereby given that a Special Meeting of Shareholders of the Aspiration Redwood Fund (the “Fund”) will be held on December 17, 2021, at 2:00 p.m. Pacific Time (the “Meeting”), at the offices of the Fund at 4551 Glencoe Avenue, Marina Del Rey, CA 90292.
The Meeting is being held to act on the following:
1.	To approve a new Investment Advisory Agreement between Aspiration Funds, on behalf of the Fund, and Aspiration Fund Adviser, LLC.
2.	To transact such other business as may properly come before the Meeting.
Shareholders of the Fund are being asked to approve the new investment advisory agreement due to an anticipated business transaction involving Aspiration Partners Inc., the parent entity of Aspiration Fund Adviser, LLC (the “Adviser”). In order to permit the Adviser to continue managing Fund following the transaction, shareholders are being asked to consider a proposal to approve the new investment advisory agreement, which has substantially identical terms to the current investment advisory agreement and has no changes to the advisory fees.
You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of the Fund at the close of business on November 5, 2021 (the “Record Date”).
Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating at the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.
To vote by Telephone:

(1) Read the Proxy Statement and have your control number at hand.

(2) Call the toll-free number shown on your Proxy Card.

(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

To vote by Internet:

(1) Read the Proxy Statement and have your control number at hand.

(2) Go to the website shown on your Proxy Card.

(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

If you need more information on how to vote, or if you have any questions, please call Okapi Partners LLC, the Fund’s proxy solicitation agent, toll-free at 844-343-2643. Please vote all proxies you receive at your earliest convenience, even if you plan to participate in the Meeting. Your vote is extremely important, no matter how many shares you own.
To support the health and well-being of our shareholders, employees, and community, if circumstances change due to COVID-19, the Meeting might be conducted virtually via audio teleconference instead of in-person, in which case details about the change and how to access the Meeting will be announced and posted at www.OkapiVote.com/AspirationMeeting. Whichever method you choose, please read the Proxy Statement carefully before you vote.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees of Aspiration Funds
/s/ Andrei Cherny
Andrei Cherny President November 23, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 17, 2021

This Notice presents an overview of the more complete Proxy Statement, which contains important information and is available on the Fund’s website or by mail. This Notice is not a ballot or other form for voting. The Proxy Statement is also available at www.OkapiVote.com/Aspiration and a paper copy can be obtained at no charge by calling 844-343-2643. In addition, the Fund will furnish, without charge, a copy of the Fund’s most recent Annual and Semi-Annual Reports to shareholders upon request, which may be made either by writing to the Fund at the address above or by calling toll-free 800-683-8529. The Annual and Semi-Annual Reports will be mailed to you by first-class mail within three business days of your request.

Aspiration Funds
Aspiration Redwood Fund
4551 Glencoe Avenue
Marina Del Rey, CA 90292
(800) 683-8529
PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Aspiration Funds, a Delaware statutory trust (the “Trust”), on behalf of the Aspiration Redwood Fund (the “Fund”), to be used in connection with a Special Meeting of Shareholders of the Fund to be held on December 17, 2021 (the “Meeting”).  All persons who are shareholders of the Fund as of the close of business on November 5, 2021 (the “Record Date”) will be entitled to notice of and to vote at the Meeting.  The Fund knows of no other business to be voted upon at the Meeting other than the proposal set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.
The mailing address of the principal executive offices of the Fund is 4551 Glencoe Avenue, Marina Del Rey, CA 90292. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders of the Fund is November 23, 2021.
Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders.  If no instructions are given, the proxies will be voted in favor of the proposal.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  To revoke a proxy, the shareholder giving such proxy must either submit to the Fund a subsequently dated proxy, deliver to the Fund a written notice of revocation or otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.
The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken.  If a shareholder vote is called and a quorum is not present at the Meeting, a majority of the shareholders present at such meeting or the Board may adjourn the Meeting without further notice other than announcement at the Meeting. At any adjourned meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY
AGREEMENT FOR THE FUND
You are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC (the “Adviser”), a copy of which is provided in Exhibit A to this Proxy Statement.  Additional information about the Adviser is provided below under the heading “Information About the Fund’s Adviser” and in Exhibit B to this Proxy Statement.
Why are shareholders of the Fund being asked to approve the New Advisory Agreement?
As discussed further below, an anticipated business transaction involving Aspiration Partners Inc., the parent entity of the Adviser, is expected to result in the automatic termination of the current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Current Advisory Agreement”) by the end of the fourth quarter of 2021.  Shareholder approval of the New Advisory Agreement will allow the Adviser to continue providing advisory services to the Fund.
Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), as well as the Current Advisory Agreement, provide that the Agreement is to automatically terminate in the event of the assignment of the Agreement.  An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser.  Among other things, an assignment covers any transfer of a controlling block of the investment adviser’s outstanding voting securities.  A controlling block is presumed if a person beneficially owns more than 25% of a company’s voting securities.
On August 18, 2021, Aspiration Partners Inc. (“Aspiration Partners”), the parent entity of the Adviser, entered into an agreement and plan of merger by and among InterPrivate III Financial Partners Inc., a Delaware corporation (“InterPrivate III”), InterPrivate III Merger Sub Inc., a direct, wholly owned subsidiary of InterPrivate III, and InterPrivate III Merger Sub II LLC, a direct, wholly owned subsidiary of InterPrivate III, pursuant to which InterPrivate III has agreed to acquire all of the outstanding equity interests of Aspiration Partners (the “Transaction”).  InterPrivate III is considered a Special Purpose Acquisition Company, or SPAC, and the Transaction is part of a de-SPAC transaction pursuant to which Aspiration Partners will become a public company.  In connection with the consummation of the Transaction, InterPrivate III will become a public benefit corporation under Delaware law and will be renamed “Aspiration, Inc.” The Transaction is subject to the approval of shareholders of Aspiration Partners and InterPrivate III.  If the Transaction does not go forward or is indefinitely delayed, the Adviser and its parent will pursue private capital raising opportunities in order to maintain operations.  In the event that the Adviser and its parent are unable to raise sufficient capital to maintain operations, the Adviser may be unable to continue providing investment advisory services to the Fund and the Fund may be required to consider alternative arrangements, including the appointment of a new investment adviser or liquidation of the Fund.
Because it will lead to a significant change in the ownership of Aspiration Partners, the parent entity of the Adviser, the Transaction is expected to result in a “change of control” of the Adviser under the 1940 Act (the “Change of Control”) and, consequently, the assignment and automatic termination of the Current Advisory Agreement.

In the event of such an assignment, the Fund must arrange for a New Advisory Agreement to be approved by the Fund’s Board and by shareholders pursuant to Section 15 of the 1940 Act. Section 15 requires that any investment advisory agreement be in writing and be approved initially by both: (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”)) and (2) the fund’s shareholders.  The 1940 Act allows investment advisory agreements to have an initial term of two years and to be renewable annually thereafter by the vote of a majority of the Fund’s Trustees, including a majority of its Independent Trustees.
In anticipation of the Change of Control, the Board of Trustees of the Fund approved the New Advisory Agreement with the Adviser pursuant to Section 15(c) under the 1940 Act at a Special Meeting of the Board held on September 18, 2021.
How does the Proposal affect shareholders of the Fund?
The Change of Control and the New Advisory Agreement are not expected to have any material effect on shareholders of the Fund.  In particular, the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the dates of execution and termination, and certain other non-material changes.  No changes are proposed to the level of services that the Adviser currently provides to the Fund nor to the fees payable by the Fund for those services.  The Adviser has informed the Board it does not anticipate any changes in the portfolio management arrangements of the Fund as a result of the Change of Control.  The Adviser will continue to oversee UBS Asset Management (Americas) Inc., the current sub-adviser to the Fund (the “Sub-Adviser”), the Sub-Adviser will continue to serve as the sub-adviser to the Fund, and Joseph Elegante and Adam Jokich, the current portfolio managers, will continue to serve as portfolio managers of the Fund.  Further, there are no changes contemplated to be made to the Fund’s investment objectives or principal investment strategies.
What are the terms of the New Advisory Agreement?
The form of the New Advisory Agreement is attached as Exhibit A to this Proxy Statement.  The description in this section of the terms of the New Advisory Agreement is qualified in its entirety by reference to that Exhibit.  The terms of the New Advisory Agreement approved by the Board and proposed for shareholder approval are substantially similar in all material respects to the Current Advisory Agreement.  The Adviser will serve as investment adviser to the Fund and will continue to oversee the investment performance, operations and compliance of the Sub-Adviser.  The services provided by the Adviser under the New Advisory Agreement are intended to be identical to the services provided by the Adviser under the Current Advisory Agreement and the structure of the Adviser’s compensation for these services will remain unchanged under the New Advisory Agreement.
Under the New Advisory Agreement, the Adviser will, subject to the supervision of the Board of the Trust, provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations. The Current Sub-Advisory Agreement contains identical provisions.

The Current Advisory Agreement is dated January 24, 2014 and had an initial term of two years and is renewable annually thereafter by the vote of a majority of the Fund’s Trustees, including a majority of its Independent Trustees, or by the vote of a majority of all votes attributable to the outstanding shares of the Fund.  The New Advisory Agreement will run for an initial term of two years and may be renewed annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding shares of the Fund.  Like the Current Advisory Agreement, the New Advisory Agreement is terminable as to the Fund at any time without penalty on 60 days’ written notice by the Trust or by the Adviser. The New Advisory Agreement also contains a provision that it will terminate automatically in the event of any “assignment,” as that term is defined in the 1940 Act.
The shareholders of the Fund last approved the Current Advisory Agreement with respect to the Fund on November 15, 2015.  The Current Advisory Agreement was last renewed by the Board at a meeting held on December 8, 2020.
The Adviser is not aware of any financial condition that is reasonably likely to impair the financial ability of the Adviser to fulfill its commitment to the Fund under the New Advisory Agreement.
How is the Adviser compensated for its services to the Fund?
Like the Current Advisory Agreement, the Adviser will be entitled to an annual advisory fee of 0.00% of the Fund’s average daily net assets under the New Advisory Agreement. The Adviser does not impose a set fee to manage individual advisory accounts with respect to the Fund. Instead, advisory clients may pay the Adviser a fee in the amount they believe is fair to manage their individual advisory accounts, and only clients of the Fund’s investment adviser may invest in the Fund. Separate from this Proxy Statement, as a client of the Adviser, you will receive thirty (30) days prior written notice of the assignment of your investment advisory agreement with the Adviser, and consent of the new investment advisory agreement with the Adviser will be presumed unless you notify the Adviser otherwise in writing prior to the date of the assignment indicated on the notice.
What if the Fund’s shareholders do not approve the New Advisory Agreement?
Should the Fund’s shareholders not approve the New Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of the Fund and its shareholders under the circumstances, which may include approving an Interim Advisory Agreement with the Adviser in accordance with applicable law, including Rule 15a-4 under the 1940 Act and related guidance from the staff of the Securities and Exchange Commission (“SEC”), pending a further shareholder vote on the New Advisory Agreement.

What did the Board consider when approving the New Advisory Agreement?
At a special meeting of the Fund’s Board of Trustees held on September 18, 2021, the Trustees approved the New Advisory Agreement with the Adviser in anticipation of the Transaction.  Prior to the September 18, 2021 meeting, the Board requested, and the Adviser provided, information about the Transaction.  The Adviser also confirmed that the executive team and portfolio managers would not change as a result of the Transaction.  At the September 18, 2021 meeting, representatives of the Adviser also provided an overview of the Transaction to, and responded to questions from, the Trustees, and the Adviser confirmed that the responses and information provided as part of the Board’s consideration of the Current Advisory Agreement remained materially accurate as of September 18, 2021.  As a result, in considering the New Advisory Agreement, the Trustees took into consideration the information that had been provided to them throughout the year and, in particular, at their December 8, 2020 meeting, at which the Trustees most recently considered and approved the Current Advisory Agreement. In considering whether to approve the New Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary with respect to the Current Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and Adviser; (iii) the costs of the services to be provided and fall-out benefits to be realized by the Adviser and its affiliates from its relationship with the Fund; (iv) the profitability of the Adviser; and (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.
The Trustees also noted that they had reviewed the Adviser’s Form ADV, experience, profitability with respect to the Fund, its financial strength and capability, and other pertinent information. The Board also reviewed, among other things, a copy of the form of the New Advisory Agreement, noting that it was substantially the same as the Current Advisory Agreement.
In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Adviser under the Current Advisory Agreement and that those responsibilities would not change under the New Advisory Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception; its procedures for overseeing the Sub-Adviser’s investment process and decisions, and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets and assist in the distribution of the Fund’s shares. The Trustees also evaluated: the Adviser’s staffing, personnel, and methods of operation; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the financial condition of the Adviser.  The Trustees also considered that the Adviser’s belief that the Transaction is anticipated to provide the Adviser with additional capital that will support the ongoing operations of the Adviser and the Fund. The Trustees also considered that the Adviser advised the Board that the information previously provided to the Board in connection with the renewal of the Current Advisory Agreement had not materially changed. The Trustees also considered that the Adviser is expected to continue providing the same level of compliance operational support to the Fund under the New Advisory Agreement.  After reviewing the foregoing information and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

(ii)
Performance. The Trustees considered that they had previously compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Broadridge peer group averages); the consistency of the Adviser’s management of the Fund with its investment objective, policies and limitations; the short-term investment performance of the Fund; the Adviser’s experience overseeing the management of the Fund; and the Adviser’s historical investment performance. The Trustees noted that the Adviser had advised the Board that the information previously provided to the Board in connection with the renewal of the Current Advisory Agreement has not materially changed.  Upon further consideration, the Board concluded that the investment performance of the Fund and the Adviser was satisfactory.

(iii)
 Fees and Expenses; Fall-out Benefits to the Adviser.  The Board consider the fees and expenses in connection with the Adviser’s management of the Fund, including any fall-out benefits derived by the Adviser and its affiliates resulting from its relationship with the Fund.  In considering the costs of the services provided by the Adviser and the benefits derived by the Adviser and its affiliates, the Trustees noted that the management fee for the Fund is 0% of average daily net assets, with shareholders being made up entirely of clients of the Adviser, and that those clients pay the Adviser directly, rather than through the Fund via a management fee charged to the Fund.  The Trustees noted that the clients of the Adviser may choose to pay the Adviser between 0% and 2%. The Trustees considered the Adviser’s staffing, personnel, and methods of operation; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser’s by the principals of the Adviser; the asset levels of the Fund; the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Adviser; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Adviser and discussed its financial stability following the Transaction. The Trustees also considered the potential benefits for the Adviser in managing the Fund, including the promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund. The Trustees considered that they had previously compared the fees and expenses of the Fund (including the management fees) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors, in connection with the renewal of the Current Advisory Agreement. Upon further consideration and discussion of the foregoing, the Board concluded that, due to the Adviser’s receipt of payment directly from its clients, the lack of fees to be paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability. The Trustees considered that they had previously reviewed the Adviser’s profitability in connection with its management of the Fund in connection with the renewal of the Current Advisory Agreement and considered the impact of the Transaction on profitability. The Board considered the quality of the Adviser’s service to the Fund, in connection with the Adviser’s “Pay What Is Fair” model.

(v)
Economies of Scale. The Trustees noted that the Fund does not have a traditional advisory fee. The Trustees noted that shareholders would benefit from their ability to individually allocate between 0.0% and 2.0% of the net asset value of their account per year as payment to the Adviser. The Trustees noted that, in connection with their review of the Current Advisory Agreement, they had previously reviewed the Fund’s operational history (and noted that the size of the Fund had not provided an opportunity to realize economies of scale), and noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. Following further discussion of the Fund’s asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Adviser.

Based upon all of the foregoing considerations, and after further discussion and careful review, the Board of Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreement for the Fund.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED NEW ADVISORY AGREEMENT.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

OTHER BUSINESS
The Board does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.
ADDITIONAL INFORMATION
Investment Adviser
Aspiration Fund Adviser, LLC, located at 4551 Glencoe Avenue Marina Del Rey, CA 90292, serves as the investment adviser to the Fund.  The Adviser is a wholly-owned subsidiary of Aspiration Partners, also located at 4551 Glencoe Avenue Marina Del Rey, CA 90292.  Joseph N. Sanberg owns 29.85% of Aspiration Partners and can be deemed to control Aspiration Partners.
The Adviser does not serve as an investment adviser to any other fund having a similar investment objective as the Fund.
Additional information about the Adviser is found in Exhibit B to this Proxy Statement entitled, “More Information About the Fund’s Investment Adviser.”
Sub-Adviser
UBS Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606 serves as investment sub-adviser for the Aspiration Redwood Fund.
Distributor
Aspiration Financial LLC, an affiliate of the Adviser and wholly-owned subsidiary of Aspiration Partners, is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.
Administrator
The Nottingham Company serves as the administrator for the Fund.
Reliance on Section 15(f) of the 1940 Act
The Board has been advised that, in connection with the Transaction, the parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of an investment adviser subject to certain conditions being met.  Because affiliates of the Adviser may be deemed to receive a “benefit” in connection with the Transaction through the sale of their shares of Aspiration, the parties to the Transaction Agreement intend to rely on Section 15(f).

To rely on Section 15(f), two conditions must be met.  First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser.  The Fund intends to comply with this 75% requirement with respect to the Board for the three-year period from the date the Transaction closed.
The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for a Fund).
Each party to the Transaction has agreed that it will not take or recommend any act that would constitute an “unfair burden,” as defined above, on a Fund for a period of two years from the date the Transaction closes.
In addition, in order to satisfy the 75% independent trustee requirement and allow the Adviser to rely on the safe harbor under Section 15(f) of the 1940 Act, it is anticipated that one of the two current interested Trustees will resign from the Board. Following the resignation, the Board would be comprised of 75% independent Trustees.
Voting Information
Shareholders of record of the Trust on the Record Date are entitled to be present and to vote at the Meeting.  Exhibit C to this Proxy Statement sets forth the number of shares of the Fund issued and outstanding on the Record Date.
With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, one-third of the outstanding shares present at the Meeting by proxy or in person of the Funds shall constitute a quorum at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of the Proposal, abstentions, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the Special Meeting. Accordingly, abstentions effectively will be a vote against the Proposal, for which the required vote is a percentage of the shares present or outstanding.
Vote Required for the Proposal
Approval of the Proposal requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

Proxy-Related Expenses
The Adviser will be bearing all of the costs and expenses associated with Proposal, including all of the costs associated with the solicitation of proxies from Fund shareholders, which consists of the costs associated with the preparation, printing and distribution of the proxy materials, as well as any additional out-of-pocket costs, such as legal expenses and vendor fees, incurred in connection with the completion of the Transaction.  Solicitations may be made by regular mail, telephone, e-mail, or other personal contact by officers or employees of the Adviser or by the proxy soliciting firm retained by the Adviser to assist with the solicitation process.  Okapi Partners LLC has been retained to provide proxy solicitation services in connection with the Meeting and the costs of the firm are being borne solely by the Adviser and not by the Fund.  In addition, the Adviser may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.
Affiliated Brokerage
During its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for the Fund by the Adviser.
Ownership of Shares
As of the Record Date, no person owned of record and/or beneficially 5% or more of the outstanding shares of the Fund.
As of November 1, 2021, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of the Fund.
Shareholder Communications and Proposals
The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to Aspiration Funds, 4551 Glencoe Avenue Marina Del Rey, CA 90292. The Fund does not hold annual meetings of shareholders.

Exhibit A
INVESTMENT ADVISORY AGREEMENT
AGREEMENT made this [               ] day of [               ], between Aspiration Funds (the “Trust”), a Delaware statutory trust having its principal place of business at 4551 Glencoe Avenue, Marina Del Rey, California 90292, on behalf of the Fund(s) listed on Schedule A, and Aspiration Fund Adviser, LLC (the “Investment Adviser”), an investment adviser having its principal place of business at 4551 Glencoe Avenue, Marina Del Rey, California 90292.
WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Investment Adviser is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Advisers Act of 1940, as amended; and
WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (each investment portfolio is individually referred to herein as a “Fund” and collectively as the “Funds”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.
Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A, which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies, properly certified or authenticated, of each of the following:
(a)	the Trust’s Certificate of Trust, filed with the Delaware Secretary of State on October 22, 2013, and any and all amendments thereto or restatements thereof (the “Certificate of Trust”);
(b)	The Trust’s Agreement and Declaration of Trust, executed as of October 16, 2013, and any and all amendments thereto or restatements thereof;
(c)	the Trust’s By-Laws and any and all amendments thereto or restatements thereof;

(d)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;
(e)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Commission, and all amendments thereto;
(f)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”), and under the 1940 Act as filed with the Commission and all amendments thereto; and
(g)
the most recent Prospectus, Summary Prospectus and Statement of Additional Information of each of the Funds (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.
3.
Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund(s), including investment research and management with respect to all securities and investments and cash equivalents in the Fund(s). The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund(s). The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Investment Adviser further agrees that it:

(a)	will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities;
(b)
will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

(c)
will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. Subject to the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, provided that the Investment Adviser determined in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer utilized by the Investment Adviser. However, a broker or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Investment Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Investment Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person of the Trust, the Trust’s principal underwriter, or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

(d)
will maintain all books and records with respect to the securities transactions of the Fund(s) and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request; and

(e)
will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund(s), including a Fund’s portfolio holdings, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

The Investment Adviser may, subject to the approval of the Trust’s Board of Trustees, appoint a sub-adviser to provide the services contemplated hereunder; provided, however, that the Investment Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 8 hereof for all acts of such sub-adviser as if such acts were its own.
4.
Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund(s) are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.
Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any, taxes, borrowing costs (such as dividend expenses on securities sold short and interest)) purchased for the Fund. The Investment Adviser shall not be obligated under this Agreement to pay expenses of or for the Trust or any Fund not expressly assumed by the Investment Adviser in this Section 6 or as the Investment Adviser may voluntarily assume by separate written agreement.

7.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund(s) will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligation of the Fund(s) to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in the Fund(s). The fee attributable to a Fund shall be the obligation of that particular Fund and not of any other Fund.

8.
Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.
Duration and Termination. This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until [               ]. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive one-year terms, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.

10.
Investment Adviser’s Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

11.
Use of Name. The Trust and the Investment Adviser acknowledge that all rights to the name “Aspiration” or any variation thereof belong to Aspiration Partners LLC (“Aspiration Partners”). Aspiration Partners has consented to the use by the Trust and by each Fund to the identifying word “Aspiration” in the name of the Trust and of each Fund. Such consent is conditioned upon the Trust’s employment of an affiliate of Aspiration Partners as investment adviser to the Trust and to each Fund. There is no charge to the Trust for the consent to use this name.

12.
Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, or (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

For the purpose of this Agreement, Confidential Information shall mean NPPI (as defined below), any information identified by either party as “Confidential” and/or “Proprietary” or which, under all of the circumstances, ought reasonably to be treated as confidential and/or proprietary, or any nonpublic information obtained hereunder concerning the other party.
Nonpublic personal information relating to shareholders of the Trust (“NPPI”) provided by, or at the direction of, the Trust to the Adviser, or collected or retained by the Investment Adviser in the course of performing its duties and responsibilities under this Agreement shall remain the sole property of the Trust. The Investment Adviser shall not give, sell or in any way transfer such Confidential Information to any person or entity, other than affiliates of the Investment Adviser except in connection with the performance of the Investment Adviser’s duties and responsibilities under this Agreement, at the direction of the Trust or as required or permitted by law (including applicable anti-money laundering laws). The Investment Adviser represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to shareholders of the Trust. The Investment Adviser represents to the Trust that it has adopted a statement of its privacy policies and practices as required by Regulation S-P and agrees to provide the Trust with a copy of that statement annually.

The parties agree to comply with any and all regulations promulgated by the Securities and Exchange Commission or other applicable laws regarding the confidentiality of shareholder information.
The provisions of this Section shall survive the termination of this Agreement.
13.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

14.	Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.
15.
Miscellaneous. A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund(s) by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
Aspiration Funds

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

Aspiration Fund Adviser, LLC

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

DATED: [               ], 2021
SCHEDULE A
TO THE
INVESTMENT ADVISORY AGREEMENT
BETWEEN ASPIRATION FUNDS
AND
ASPIRATION FUND ADVISER, LLC
Name of Fund	Compensation

Aspiration Redwood Fund	Annual rate of 0.00% of the average daily net assets of the Fund.

Aspiration Funds

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

Aspiration Fund Adviser, LLC

By: ________________________________________

Name: ______________________________________

Title: _______________________________________

Exhibit B
More Information About the Fund’s Investment Adviser
Fees paid to Adviser and its Affiliates
The Fund pays no fees to the Adviser as compensation for management services.  Only clients of the Adviser may invest in the Fund.  These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Fund.  The Adviser does not impose a set fee to manage individual advisory accounts.  Instead, advisory clients can pay the Adviser a fee in the amount they believe is fair, ranging from 0% to 2% of the value of the account.  For the fiscal year ended September 30, 2021, the Adviser received $585,693.45 in fees from such advisory clients.
The Fund has adopted distribution and service plans allowed under Rule 12b-1 under the 1940 Act that authorize the Fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. For the fiscal year ended September 30, 2021, the Adviser received $0 in distribution and service fees from the Fund.
Aspiration Financial LLC, the principal underwriter and distributor of the Fund’s shares, is an affiliate of the Adviser.  For the fiscal year ended September 30, 2021, Aspiration Financial LLC received $0 from the Fund.
The Fund did not pay any other fees to the Adviser, its affiliated persons or any affiliated person of such person during the most recent fiscal year for services provided to the Fund.
Information about the Adviser’s Principal Executive Officers and Certain Trustees
The following table sets forth certain information with respect to the principal executive officers of Aspiration Fund Adviser, LLC, effective as of the close of business on the Record Date:
Name and Address	Principal Occupation
Andrei H. Cherny 4551 Glencoe Avenue Marina Del Rey, CA 90292	Chief Executive Officer of Aspiration Partners, LLC and Aspiration Financial, LLC
Stacey J. Gillespie 4551 Glencoe Avenue Marina Del Rey, CA 90292	Director and Chief Compliance Officer of Cipperman Compliance Services, LLC
Michael J. Shuckerow 4551 Glencoe Avenue Marina Del Rey, CA 90292	Chief Legal Officer of Aspiration Partners, Inc.

The following table lists the officers or Trustees of the Trust who hold positions with the Adviser (or an affiliated entity):
B-1

Name	Positions Held with the Trust and the Adviser (or an Affiliated Entity)
Andrei Cherny	Trustee, Principal Executive Officer and President of the Trust; Chief Executive Officer of Aspiration Partners, LLC
Alexandra Horigan	Trustee of the Trust; Vice President of Strategic Initiatives of Aspiration Partners, Inc.
Michael J. Shuckerow	Treasurer, Principal Accounting Officer, and Principal Financial Officer of the Trust; Chief Legal Officer of Aspiration Partners, Inc.

B-2

Exhibit C
Further Information Regarding Shares Outstanding
The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting.  On the Record Date the following shares of beneficial interest (collectively the “Shares” and individually a “Share”) of the Fund were outstanding and entitled to vote at the Meeting:
Fund	Shares Outstanding
Aspiration Redwood Fund	8,156,415.27

Each whole Share of the Fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

C-1

PROXY	PROXY

ASPIRATION FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 17, 2021
4551 GLENCOE AVENUE, MARINA DEL REY, CA 90292
ASPIRATION REDWOOD FUND
The undersigned hereby appoints Mike Shuckerow and Sam Murray, or any one of them, as Proxy of the undersigned, each with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the above-mentioned Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m. Pacific time, on December 17, 2021 at the Fund’s offices at 4551 Glencoe Avenue, Marina Del Rey, CA 90292 and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:
SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD BY MAIL

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.
By Phone: Call Okapi Partners toll-free at: 844-343-2643 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/ASPIRATION2021 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card by mail to Aspiration Redwood Fund, C/O Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting
on December 17, 2021

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED BELOW

		FOR	AGAINST	ABSTAIN

1.	To approve a New Investment Advisory Agreement between the Trust, on behalf of the Fund, and Aspiration Fund Adviser, LLC.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes

You may have received more than one proxy card due to multiple investments in the Fund.
YOUR VOTE IS IMPORTANT.  PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION BY MAIL.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 17, 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/ASPIRATION

THANK YOU FOR VOTING